                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Timothy Barritt, Chief Executive Officer and Richard G.
Stockdale, Chief Financial Officer, of Big Cat Mining Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   the quarterly report on Form 10-QSB of Big Cat Mining Corporation for the period ended October 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Cat
     Mining Corporation.

Dated February 16, 2006                         /s/ Timothy Barritt
                                                ---------------------------
                                                Timothy Barritt,
                                                Chief Executive Officer

Dated February 16, 2006                         /s/ Richard G. Stockdale
                                                --------------------------
                                                Richard G. Stockdale,
                                                Chief Financial Officer